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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

To the Board of Directors
Acxiom Corporation:


     We consent to the use of our reports included and incorporated by reference herein and to the reference to our firm under the heading "Experts" in the Registration Statement.


                                       /s/ KPMG LLP


Little Rock, Arkansas
June 18, 1999